EXHIBIT 99.2

                                The Confirmation

BANK OF AMERICA, N.A.

TO:                          The Bank of New York, not in its individual or
                             corporate capacity but, solely as trustee of the
                             Supplemental Interest Trust for CHL Mortgage Pass-
                             Through Trust 2007-J3
ATTN:                        Corporate Trust MBS Administration, CWMBS,
                             Series 2007-J3
                             Matthew J. Sabino
TEL:                         212 815 6093
FAX:                         212 815 3986

FROM:                        Bank of America, N.A.
                             233 South Wacker Drive - Suite 2800
                             Chicago, Illinois 60606
TEL:                         (+1) 312 234 2732
FAX:                         (+1) 866 255 1444

Date:                        31st May 2007

Our Reference No.            2757341 / 2757342
Reference Name:              Denny Trompeter
Internal Tracking Nos.       2757341 / 2757342

Dear Sir/Madam,

     The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between The Bank of New York, not in its individual or corporate capacity but, solely as trustee of the Supplemental Interest Trust for CHL Mortgage Pass-Through Trust 2007-J3 and Bank of America, N.A., a national banking association organized under the laws of the United States of America (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below. In this Confirmation, "Party A" means Bank of America, N.A., and "Party B" means The Bank of New York, not in its individual or corporate capacity but, solely as trustee of the Supplemental Interest Trust for CHL Mortgage Pass-Through Trust 2007-J3.

     The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree that for the purposes of this Transaction, this Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the "Form Master Agreement"). In the event of any inconsistency between the provisions of the Form Master Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

     Each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

     (a) Non-Reliance. Each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

     (b) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

     (c) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:             For each Calculation Period, the Notional Amount
                             shall equal the Notional Amount for such Calculation Period as detailed in the Schedule of Notional Amounts attached hereto.

Trade Date:                  29th May 2007

Effective Date:              29th June 2007

Termination Date:            25th August 2014

Fixed Amounts:

Fixed Rate Payer:            Party B, provided, however, that the payment of the
                             Fixed Amount to Party A has been made on behalf of Party B by Countrywide Home Loans, Inc.

Fixed Rate Payer
Payment Dates:               31st May 2007

Fixed Amount:                USD 522,000.00

Additional Payment:          On 28th June 2007, subject to adjustment in
                             accordance with the Modified Following Business Day
                             Convention, Party A will pay


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

                             USD 32,500.00 to Countrywide Home Loans, Inc.

Floating Amounts:

Floating Rate Payer:         Party A

Floating Rate Payer
Calculation Amount:          The Notional Amount

Cap Rate I:                  5.50000%

Cap Rate II:                 9.00000%

Floating Rate Payer
Payment Dates:               Early Payments shall be applicable - 1 Business Day
                             prior to each Floating Rate Payer Period End Date

Floating Rate Payer
Period End Dates:            The 25th of each Month, commencing on 25th July
                             2007 and ending on the Termination Date. No
                             Adjustment.

Floating Amount:             The product of (a) the Notional Amount (b) the
                             Floating Rate Day Count Fraction and (c) the
                             Settlement Spread which shall be calculated in accordance with the following formula:

                             If USD-LIBOR-BBA is greater than the Cap Rate I for the applicable Calculation Period, then Settlement Spread = (USD-LIBOR-BBA - applicable Cap Rate I) provided, however, that if USD-LIBOR-BBA for any Calculation Period is greater than the Cap Rate II then the USD-LIBOR-BBA for such Calculation Period shall be deemed to be the Cap Rate II.

                             If 1 Month USD-LIBOR-BBA is less than or equal to the Cap Rate I for the applicable Calculation Period, then Settlement Spread = Zero.

Floating Rate for initial
Calculation Period:          to be determined

Floating Rate Option:        USD-LIBOR-BBA

Designated Maturity:         1 month

Spread:                      None



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

Floating Rate Day
Count Fraction:              30/360

Reset Dates:                 First day of each Calculation Period.

Business Days:               New York

Calculation Agent:           Party A; provided, however, that if an Event of
                             Default occurs with respect to Party A, then Party
                             B shall be entitled to appoint a financial institution which would qualify as a Reference
                             Market-maker to act as Calculation Agent.

3.   Form Master Agreement.

     (a) "Specified Entity" means, in relation to Party A, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

     (b) "Specified Entity" means, in relation to Party B, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

     (c) "Specified Transaction" is not applicable to Party A or Party B for any purpose, and accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

     (d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Form Master Agreement will not apply to Party A or to Party B.

     (e) The "Automatic Early Termination" provision of Section 6(a) of the Form Master Agreement will not apply to Party A or to Party B.

     (f) The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).

     (g) The phrase "Termination Currency" means United States Dollars.

     (h) For the purpose of Section 6(e) of the Form Master Agreement, Market Quotation and Second Method will apply.

4.   Recording of Conversations.

     Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such recordings may be submitted in evidence in any Proceedings relating to the Form Master Agreement and/or this Transaction.

5.   Credit Support Document.

     In relation to Party A: Not Applicable.
     In relation to Party B: Not Applicable.



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

6.   Credit Support Provider.

     In relation to Party A: Not Applicable.
     In relation to Party B: Not Applicable.

7.   Account Details.

     Account for payments to Party A:

             USD
   NAME:     BANK OF AMERICA NA
   CITY:     NEW YORK
   ABA #:    026009593
   ATTN:     BOFAUS3N
   NAME:     BANK OF AMERICA NA
   CITY:     CHARLOTTE
   ACCT:     6550219386
   ATTN:     RATE DERIVATIVE SETTLEMENTS
   ATTN:     BOFAUS6SGDS

     Account for payments to Party B:

        The Bank of New York
        New York, NY
        ABA # 021-000-018
        GLA # 111-565
        For Further Credit:  TAS A/C 540975
        Attn:  Matthew J. Sabino
        Tel:  212 815 6093
        Fax:  212 815 3986

8.   Offices.

     The Office of Party A for this Transaction is:    Charlotte, North Carolina
                                                       Please send notices to
                                                       fax no. (866- 218 - 8487)

     The Office of Party B for this Transaction is:    New York, New York

9.   Additional Provisions.

     Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Form Master Agreement, if at any time and so long as Party B shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the Form Master Agreement and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such Section, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B (upon demand of Party B, or otherwise) any portion of any such payment or delivery: (i) the occurrence of an event described in Section 5(a)(i) of the Form Master Agreement with respect to Party B shall not constitute an Event of Default or a Potential Event of Default with respect to Party B as the Defaulting Party; and (ii) Party A shall be entitled to designate an Early Termination Date pursuant to Section 6 of the Form Master Agreement


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

only as a result of the occurrence of a Termination Event set forth in (i) either Section 5(b)(i) or 5(b)(ii) of the Form Master Agreement with respect to Party A as the Affected Party or (ii) Section 5(b)(iii) of the Form Master Agreement with respect to Party A as the Burdened Party.

     Limitation on Liability: It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Bank of New York, not in its individual or corporate capacity but, solely as trustee of the Supplemental Interest Trust for CHL Mortgage Pass-Through Trust 2007-J3 (the "Trust") in the exercise of the powers and authority conferred and vested in it,
(b) The Bank of New York is entering into this Agreement solely in its capacity as trustee and not in its individual capacity under the pooling and servicing agreement dated as of May 1, 2007 among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Pooling and Servicing Agreement") and (c) in no case shall The Bank of New York (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Agreement, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under Party A.

10.  Waiver of Right to Trial by Jury.

     EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

11.  Eligible Contract Participant.

     Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

12.  Notice by Facsimile Transmission.

     Section 12(a) of the Form Master Agreement is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

13.  Multibranch Party.

     For purpose of Section 10(c) of the Form Master Agreement: (a) Party A is a Multibranch Party, and may act through its Charlotte, North Carolina, Chicago, Illinois, San Francisco, California, New York, New York, Boston, Massachusetts or London, England Office or such other Office as may be agreed to by the parties in connection with a Transaction; and (b) Party B is not a Multibranch Party.

14.  USA Patriot Act Notice.

     Party A hereby notifies Party B that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Patriot Act"), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify Party B in accordance with the Patriot Act.



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
 15. Other Provisions.

     (a) Addresses for notices. As set forth on page 1 hereof and, with respect to Party A, the fax no. set forth in Section 8 hereof.

     (b) For the purpose of Section 13(c) of the Form Master Agreement: (i) Party A appoints as its Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

     (c) Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

     (d) Documents to be Delivered. For the purpose of Section 4(a) of the Form Master Agreement:


     Party required to         Form/Document/           Date by which to be      Covered by Section
     deliver document          Certificate              delivered                3(d) Representation


     Party A and Party B       A certificate of an      Upon the execution and   Yes
                               authorized officer of    delivery of this
                               the party, as to the     Confirmation
                               incumbency and
                               authority of the
                               respective officers of
                               the party signing this
                               Confirmation

16.  Regulation AB Compliance. Party A and Party B agree that the terms of the
     Item 1115 Agreement dated as of March 27, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, Inc., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bank of America, N.A. shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

     Bank of America, N.A. (the "Bank") is a national banking association organized under the laws of the United States, with its principal executive offices located in Charlotte, North Carolina. The Bank is a wholly-owned indirect subsidiary of Bank of America Corporation and is engaged in a general consumer banking, commercial banking and trust business, offering a wide range of commercial, corporate, international, financial market, retail and fiduciary banking services.

Remainder of this page intentionally left blank
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

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation to the attention of Global Derivative Operations (fax no. (+1 866) 255 1444). Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Yours sincerely,

Bank of America, N.A.




By:      /s/ Mary Beth Knight
      --------------------------------------------
      Name: Mary Beth Knight
      Title: Assistant Vice President


Confirmed as of the date above:

The Bank of New York, not in its individual or corporate capacity but, solely as trustee of the Supplemental Interest Trust for CHL Mortgage Pass-Through Trust 2007-J3



By:      /s/ Michelle K. Penson
      --------------------------------------------
      Name: Michelle K. Penson
      Title: Vice President



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

                         SCHEDULE A TO THE CONFIRMATION
                         ------------------------------
                        Our Ref. Nos.: 2757341 / 2757342

        Start Date                 End Date           Notional Amount (USD)
        6/29/2007                  7/25/2007              80,000,000.00
        7/25/2007                  8/25/2007              79,999,000.00
        8/25/2007                  9/25/2007              79,998,000.00
        9/25/2007                 10/25/2007              79,997,000.00
        10/25/2007                11/25/2007              79,996,000.00
        11/25/2007                12/25/2007              79,995,000.00
        12/25/2007                 1/25/2008              79,905,225.97
        1/25/2008                  2/25/2008              79,704,505.68
        2/25/2008                  3/25/2008              79,393,874.68
        3/25/2008                  4/25/2008              78,974,540.98
        4/25/2008                  5/25/2008              78,447,883.73
        5/25/2008                  6/25/2008              77,815,451.45
        6/25/2008                  7/25/2008              77,078,959.91
        7/25/2008                  8/25/2008              76,240,289.46
        8/25/2008                  9/25/2008              75,301,481.98
        9/25/2008                 10/25/2008              74,264,737.36
        10/25/2008                11/25/2008              73,132,409.60
        11/25/2008                12/25/2008              71,907,002.40
        12/25/2008                 1/25/2009              70,591,164.40
        1/25/2009                  2/25/2009              69,187,684.03
        2/25/2009                  3/25/2009              67,699,483.89
        3/25/2009                  4/25/2009              66,129,614.87
        4/25/2009                  5/25/2009              64,481,249.76
        5/25/2009                  6/25/2009              62,757,676.69
        6/25/2009                  7/25/2009              60,962,292.07
        7/25/2009                  8/25/2009              59,098,593.35
        8/25/2009                  9/25/2009              57,170,171.47
        9/25/2009                 10/25/2009              55,190,328.33
        10/25/2009                11/25/2009              53,170,069.25
        11/25/2009                12/25/2009              51,180,645.67
        12/25/2009                 1/25/2010              49,240,239.24
        1/25/2010                  2/25/2010              47,348,034.38
        2/25/2010                  3/25/2010              45,503,229.01
        3/25/2010                  4/25/2010              43,705,034.35
        4/25/2010                  5/25/2010              41,952,674.72
        5/25/2010                  6/25/2010              40,245,387.26
        6/25/2010                  7/25/2010              38,582,421.78
        7/25/2010                  8/25/2010              36,963,040.54
        8/25/2010                  9/25/2010              35,386,518.02
        9/25/2010                 10/25/2010              33,852,140.73
        10/25/2010                11/25/2010              32,359,207.01
        11/25/2010                12/25/2010              30,907,026.84
        12/25/2010                 1/25/2011              29,494,921.67
        1/25/2011                  2/25/2011              28,122,224.16
        2/25/2011                  3/25/2011              26,788,278.08


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

        3/25/2011                  4/25/2011              25,492,438.06
        4/25/2011                  5/25/2011              24,234,069.45
        5/25/2011                  6/25/2011              23,012,548.13
        6/25/2011                  7/25/2011              21,827,260.33
        7/25/2011                  8/25/2011              20,677,602.47
        8/25/2011                  9/25/2011              19,562,981.00
        9/25/2011                 10/25/2011              18,482,812.18
        10/25/2011                11/25/2011              17,436,522.01
        11/25/2011                12/25/2011              16,423,545.97
        12/25/2011                 1/25/2012              15,443,328.96
        1/25/2012                  2/25/2012              14,495,325.04
        2/25/2012                  3/25/2012              13,578,997.39
        3/25/2012                  4/25/2012              12,693,818.06
        4/25/2012                  5/25/2012              11,839,267.89
        5/25/2012                  6/25/2012              11,014,836.33
        6/25/2012                  7/25/2012              10,220,021.32
        7/25/2012                  8/25/2012              9,504,224.99
        8/25/2012                  9/25/2012              8,816,751.77
        9/25/2012                 10/25/2012              8,157,125.38
        10/25/2012                11/25/2012              7,524,877.46
        11/25/2012                12/25/2012              6,919,547.46
        12/25/2012                 1/25/2013              6,340,682.45
        1/25/2013                  2/25/2013              5,787,837.09
        2/25/2013                  3/25/2013              5,260,573.42
        3/25/2013                  4/25/2013              4,758,460.78
        4/25/2013                  5/25/2013              4,281,075.67
        5/25/2013                  6/25/2013              3,828,001.64
        6/25/2013                  7/25/2013              3,398,829.20
        7/25/2013                  8/25/2013              3,008,698.18
        8/25/2013                  9/25/2013              2,641,468.74
        9/25/2013                 10/25/2013              2,296,753.24
        10/25/2013                11/25/2013              1,974,170.54
        11/25/2013                12/25/2013              1,673,345.85
        12/25/2013                 1/25/2014              1,393,910.64
        1/25/2014                  2/25/2014              1,135,502.53
        2/25/2014                  3/25/2014               897,765.20
        3/25/2014                  4/25/2014               680,348.28
        4/25/2014                  5/25/2014               482,907.25
        5/25/2014                  6/25/2014               305,103.36
        6/25/2014                  7/25/2014               146,603.51
        7/25/2014                  8/25/2014                35,541.76